Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL ACCOUNTING OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of RxElite, Inc. (the “Company”) on Form 10-QSB for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Jonathan Houssian, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

a.	the Quarterly Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

b.	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jonathan Houssian

Jonathan Houssian
President and Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)
November 19, 2007